UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: May 3, 2005

Commission file No. 33-24483NY

                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
------------------------       ----------------------     ----------------------
(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)


                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address



                                 1-877-723-6315
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                          Registrant's Telephone Number



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8. OTHER EVENTS

     Global Environmental Energy Corp (GEECF) (Bahamas) today announced a pro rata stock dividend of Global Environmental Energy Corp (Delaware) a wholly owned subsidiary of GEECF to its shareholders of record on record date May 28th 2005..

1. On April 28, 2005, the Company announced that as of the record date of May 28, 2005, all shares of common stock of Global Environment Energy Corp Delaware owned by the registrant will be distributed as a stock dividend on a pro-rata basis to all of the registrants' shareholders as of the record date of May 28th 2005. After the distribution which it is anticipated will be delivered on June 10, 2005 the registrant will own no shares of stock or equity in Global Environmental Energy Corp, Delaware.

2. Global Environmental Energy Corp Delaware's main asset is an approximate $25,000,000 dollar loss carry forward, which the new officers and directors of the company are currently in negotiations to sell. All of the net proceeds from such sale will be paid as a cash dividend to holders of Global Environmental Energy Corp Delaware upon completion of the sale of the asset.

3. The Liabilities of Global Environmental Energy Corp Delaware are as of the date of the Board Resolution, include a judgment in favor of Snow Becker & Krauss in the amount of $150,000 thousand dollars and a court verdict and judgment which may or may not stand on appeal for $1,974,800 in the litigation between Anthony Liberatore, Elizabeth Liberatore ,Mark Liberatore and Michael Liberatore vs Life Energy & Technology Holdings, Inc a Delaware Corporation . The Company has it believes meritorious defenses to this verdict and has authorized its attorneys to appeal the verdict.

4.   The spin-off  shares in Global  Environmental  Energy Corp Delaware are not
     registered   with  the  SEC  and  therefore  are  not  freely  tradable  or transferable.

5. The transfer agent, Signature Stock Transfer, will deliver the shares of Global Environmental Energy Corp Delaware by June 10, 2005 without any action being necessary on the part of the shareholder of record.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
22.1     *     Press Release  Dated April 28, 2005

99       *     Statement of Unanimous written consent in lieu of annual meeting on April 28, 2005.
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*    Filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp


By: /s/Dr. CA McCormack
--------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.